NUVEEN SANTA BARBARA GROWTH FUND

NUVEEN SANTA BARBARA GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED NOVEMBER 13, 2009

TO THE PROSPECTUS DATED NOVEMBER 28, 2008,

AS SUPPLEMENTED FEBRUARY 4, 2009

Effective November 13, 2009, George Tharakan is no longer a portfolio manager of the Nuveen Santa Barbara Growth Fund. Michael Mayfield, James Boothe and Britton Smith remain portfolio managers of the fund.

Effective November 13, 2009, Allan D. House and Christopher Leonard are portfolio managers of the Nuveen Santa Barbara Growth Opportunities Fund, succeeding Mr. Tharakan.

Mr. House joined Santa Barbara Asset Management in January 2009 from Rittenhouse Asset Management, where he was an analyst primarily covering the technology sector. Prior to that, he was an analyst at Gardner Lewis Asset Management and Federated Investors. Mr. House has also served as an investment manager and analyst at several other financial advisory companies.

Mr. Leonard, CFA, joined Santa Barbara Asset Management in January 2009 from Rittenhouse Asset Management, where he was an analyst primarily covering the healthcare sector. Mr. Leonard previously worked as an analyst at Chesapeake Partners, where he covered a number of sectors, including healthcare, retail, energy and software. He also was a healthcare analyst at T. Rowe Price and a research associate covering biotechnology at Morgan Stanley and Paine Webber.

There have been no changes in either funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-SB-1109D